SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2002


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


               Delaware                               333-51240                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                                 45601-0480
         (Address of principal                               (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200


          (Former name or former address, if changed since last report)
                                       N/A

ITEM 5.  OTHER EVENTS.

     On June 27, 2002, the Registrant entered into a Fourth Amendment to Credit Agreement and Waiver by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. ("Horizon PCS") and certain Subsidiaries of Horizon PCS, the several banks and other financial institutions as may from time to time become parties to this Agreement, Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent, which is attached hereto as Exhibit 10.40.6. The amended facility primarily adjusts certain financial covenants and increases the margin on the base interest by 25 basis points, while also providing for the payment of fees to the banking group, an increase in post-default interest rates, a new financial covenant regarding minimum available cash, additional prepayment requirements, restrictions on Horizon PCS' borrowings under the $95.0 million revolving credit facility, and restrictions on its use of the $105.0 million we borrowed under the secured credit facility in March 2002. Horizon PCS hereby incorporates by reference herein the information set forth in its press release dated June 27, 2002, a copy of which is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.

            Not Applicable.

        (b) Pro Forma Financial Information.

            Not Applicable.

        (c) Exhibits.

Exhibit
Number    Description
-------   -----------

10.40.6 Fourth Amendment to Credit Agreement and Waiver dated as of June 27, 2002 by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to the Agreement, Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

99.1      Press release dated June 27, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HORIZON PCS, INC.

Date:  June 27, 2002           By: /s/ Peter M. Holland
                                   -----------------------------------------
                                   Peter M. Holland
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------

10.40.6 Fourth Amendment to Credit Agreement and Waiver dated as of June 27, 2002 by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to the Agreement, Wachovia Bank, National Association (successor to First Union National Bank), as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

99.1      Press release dated June 27, 2002



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